LB SERIES FUND, INC.


                      Supplement to Prospectus Dated
                              May 1, 1999
                Relating to the Opportunity Growth Portfolio


     T. Rowe Price Associates, Inc. ("T. Rowe Price") currently serves as the investment sub-adviser for the Opportunity Growth Portfolio of LB Series Fund, Inc. Lutheran Brotherhood, the investment adviser to the Opportunity Growth Portfolio, has notified T. Rowe Price that the investment sub-advisory contract with T. Rowe Price will terminate at the close of business on February 29, 2000. T. Rowe Price will continue to serve as investment sub-adviser for the Opportunity Growth Portfolio through February 29, 2000. Beginning March 1, 2000, Lutheran Brotherhood will assume day-to-day management for the Opportunity Growth Portfolio and Brian L. Thorkelson will become portfolio manager of the Opportunity Growth Portfolio. Mr. Thorkelson has been with Lutheran Brotherhood since 1987, and currently serves as portfolio manager of the Mid Cap Growth Portfolio and Lutheran Brotherhood Mid Cap Growth Fund. Mr. Thorkelson previously served as an equities analyst with Lutheran Brotherhood.



December 20, 1999

            PLEASE INCLUDE THIS SUPPLEMENT WITH YOUR PROSPECTUS